SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2015
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References to “we,” “us,” “our,” “GFN” or the “Company” refer to General Finance Corporation, a Delaware corporation, and its consolidated subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN North America Leasing Corporation, a Delaware corporation (“GFNNA Leasing”); GFN North America Corp., a Delaware corporation (“GFNNA”); GFN Realty Company, LLC, a Delaware limited liability company (“GFNRC”); GFN Manufacturing Corporation, a Delaware corporation (“GFNMC”), and its subsidiary, Southern Frac, LLC, a Texas limited liability company (“Southern Frac”); Royal Wolf Holdings Limited, an Australian corporation publicly traded on the Australian Securities Exchange (“RWH”), and its Australian and New Zealand subsidiaries (collectively, “Royal Wolf”); Pac-Van, Inc., an Indiana corporation , and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as “Container King” (collectively “Pac-Van”); and Lone Star Tank Rental Inc., a Delaware corporation (“Lone Star”).

TABLE OF CONTENTS
		Page

Item 1.01	Entry into a Material Definitive Agreement	1

Item 9.01	Financial Statements and Exhibits	1

Exhibit 10.1	Amended and Restated 2014 Stock Incentive Plan

i

Item 1.01   Entry into a Material Definitive Agreement

On December 3, 2015 Company stockholders approved the Amended and Restated 2014 Stock Incentive Plan.  The Amended and Restated 2014 Stock Incentive Plan is an “omnibus” incentive plan permitting a variety of equity awards and cash awards, including incentive stock options, nonqualified stock options, restricted stock grants, restricted stock units, stock appreciation rights, performance stock, performance units and other stock-based awards. Participants in the Amended and Restated 2014 Stock Incentive Plan may be granted any one of the equity awards, cash awards or any combination of them, as determined by the Board or the Compensation Committee.  The original 2014 Stock Incentive Plan was approved by Company stockholders on December 4, 2014 and included provisions that limited the number of shares that could be granted other than pursuant to stock option awards and stock appreciation rights to 300,000 during the term of the plan and created a maximum amount of 250,000 shares that could be granted to one person pursuant to awards of stock options and share appreciation rights.  The Amended and Restated 2014 Plan gives the Board and the Compensation Committee more flexibility to grant awards which will incentivize the Company’s officers and management.

The foregoing description of the Amended and Restated 2014 Stock Incentive Plan is qualified in its entirety by the Amended and Restated 2014 Stock Incentive Plan, which is attached hereto as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

Exhibit	Exhibit Description

10.1	Amended and Restated 2014 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: December 9, 2015	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1	Amended and Restated 2014 Stock Incentive Plan

3